[TRANSLATION ONLY. ONLY ORIGINAL AGREEMENT IN HEBREW SHALL BE BINDING.]

                         AN UNPROTECTED LEASE AGREEMENT

                DATED THE FIRST DAY OF THE MONTH OF DECEMBER 2004

BETWEEN:

                  1. KIRYAT HAMEIDA V'TECHNOLOGIA 'A' PETAH TIKVAH BM, PRIVATE COMPANY 2 - 031030 - 51
                        [In English: Petah Tikvah Science and Technology District 'A' Ltd.]

                  2. KIRYAT HAMEIDA V'TECHNOLOGIA 'B' PETAH TIVKAH BM, PRIVATE COMPANY 4 - 039210 - 51
                        [In English: Petah Tikvah Science and Technology District 'B' Ltd.]

                  3.    ATZMA V'SHUT. L'HASHKAOT MACCABIM BM, PRIVATE COMPANY 4
                        - 638261 - 51
                        [In English: Atzma and Partners Maccabim Investments Ltd.] all three care of K.M.T 'A' and 'B' of Dizengoff Street, 253, Tel Aviv
                        (hereafter, jointly and severally: the "LESSOR")

                                        OF THE FIRST PART;

AND BETWEEN:      1.    BRAINSTORM TERAPIA TA'IT BM, PRIVATE COMPANY 513601021
                        [In English: Brainstorm Cell Theraputics Ltd.] OF ABBA
                        HILLEL STREET 14, RAMAT GAN
                        (hereafter, jointly and severally: the "LESSEE")

                                        OF THE OTHER PART;

WHEREAS the Landlord jointly owns the rights to the land known at present as Parcels 5 and 6 in Bloc 6366, in Kiryat Arieh in Petah Tikvah (hereafter: the "LAND") and is erecting on the land a district by the name of "The Science and Technology District" that contains a number of buildings designated for industry (hereafter: the "PROJECT") among them a building on 4 floors that is known as Building '6' (hereafter: the "BUILDING");

AND WHEREAS it is the wish of the Lessee to accept the rented premises (as defined below) on a lease from the Lessor and it is the wish of the Lessor to grant a lease on the rented premises (as defined below) to the Lessee, for an unprotected tenancy, in pursuance of and subject to the terms and provisions of the Contract;

IT IS THEREFORE DECLARED, AGREED AND STIPULATED BETWEEN THE PARTIES AS FOLLOWS:

1.    PREAMBLE AND INTERPRETATION

      1.1 The Preamble to this Contract and the appendices thereto form an inseparable part hereof.

      1.2. The headings to the clauses of this Contract are solely for convenience and no weight should be attributed to them for purposes of its interpretation.

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                                       2


2.    DEFINITIONS

      2.1 In this Contract the following terms will be attributed with the meaning given beside them unless expressly stated otherwise.

The "LESSOR", the "LESSEE", the "LAND", the "PROJECT", the "BUILDING" as defined in the Preamble to this Contract.

"PLAN OF THE RENTED PREMISES", the "SPECIAL TERMS APPENDIX", the "TECHNICAL SPECIFICATION", the "WORDING OF THE MANAGEMENT AGREEMENT", the "WORDING OF THE INSURER'S CERTIFICATE OF INSURANCE", the "WORDING OF THE BANK GUARANTEE", the "WORDING OF THE PROMISSORY NOTE" - as defined below in clause 2.2.

The "TENANCY" - lease of the Rented Premises in accordance with and subject to the terms of this Contract.

The "RENTED PREMISES" - a unit of the upper floor of Building 6 of the Rented Premises that is marked in red on the plan, with an overall area of 634 square meters (Appendix I to this Contract) including 5 parking places as marked on the plan, Appendix I.

The "PERIOD OF THE TENANCY" - as defined in clause 6 of this Contract and the Special Terms Appendix (Appendix II to this Contract).

The "DATE OF TRANSFER OF POSSESSION" - the date specified in the Special Terms Appendix as the date of transfer of possession of the Rented Premises.

The "DATE OF INCEPTION OF THE PERIOD OF THE TENANCY" - the date of transfer of possession.

The "DATE OF TERMINATION OF THE PERIOD OF THE TENANCY" - the end of the Period of the Tenancy as defined in clause 6 of this Contract or any date that is earlier than that date if the Tenancy is brought to an end in pursuance of the provisions of this Contract or in accordance with the law.

The "RENT" - the rent as defined in clause 7 of this Contract and in the Special Terms Appendix (Appendix II to this Contract).

The "INDEX" - means the Consumer Price Index including fruit and vegetables that is published from time to time by the Central Bureau of Statistics and Economic Research, and if the aforesaid Index should cease to be published and in its place another index that replaces it is published by another government body or institution or in their absence, any price index that presents the increments in the cost of living in the State of Israel. Should there be another index and the Bureau, the body or institution as stated above does not specify the ratio between it and the Index that was replaced, this ratio will be determined by consent between the Parties and in the absence of consent - by an arbitrator that the Parties will appoint for the purpose of determining the above ratio and in the lack of agreement as to the identity of the arbitrator, the President of the Accountants Society on the request of one of the parties will appoint the arbitrator and his determination will be final and will bind the Parties.

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                                       3


The "BASE INDEX" - the determining Index in the Special Terms Appendix (Appendix II to this Contract).

The "KNOWN INDEX" - means the Index known at the date of each payment.

"LINKED" or "LINKAGE DIFFERENTIALS" - multiplying the relevant amount by the rate of the ratio between the Known Index and the Base Index. If it should be evident that the Known Index is lower than the Base Index, then the calculation and/or the payment will be payment without any reduction whatsoever that derives from the reduction of the Known Index.

The "MANAGEMENT COMPANY" - a management and maintenance company that will deal with the provision of services involved in management, maintenance and operation of the building as specified in the Management Control (Appendix IV to this Contract) and as long as no management company is appointed, its undertakings will apply to the Lessor.

The "PUBLIC AREAS OF THE BUILDING" - the areas of the Building that are designed for use of all or part of the tenants and/or owners of areas in the building other than the areas that are part of the Rented Premises or areas that are designated solely or mainly for the use of the Lessee.

The "BANK" - Bank Leumi l'Israel Ltd.

      2.2 The Appendices specified below are attached to this Contract and form an inseparable part hereof:

            2.2.1 The Plan in which the Rented  Premises  are  outlined in red -
                  APPENDIX I (hereafter: the "PLAN OF THE RENTED PREMISES");

            2.2.2 The  Special  Terms  Appendix - APPENDIX  II  (hereafter:  the
                  "SPECIAL TERMS APPENDIX");

            2.2.3 The Basic  Technical  Specification - APPENDIX III (hereafter:
                  the "TECHNICAL SPECIFICATION");

            2.2.4 The  Wording  of the  Management  Agreement  - -  APPENDIX  IV
                  (hereafter: the "WORDING OF THE MANAGEMENT CONTRACT");

            2.2.5 The Wording of the Insurer's Certificate of Lessee's Insurance
                  - - APPENDIX V (hereafter: the "WORDING OF THE INSURER'S CERTIFICATE OF THE LESSEE'S INSURANCE");

            2.2.6 The  Wording  of the  Bank  Guarantee  of  Fulfillment  of the
                  Lessee's Undertakings - APPENDIX VI (hereafter: the "WORDING OF THE BANK GUARANTEE");

            2.2.7

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                                       4


3.    THE COMMITMENT

      The Lessor hereby undertakes to grant a lease on the Rented Premises to the Lessee and the Lessee hereby undertakes to accept a lease on the Rented Premises from the Lessor on an unprotected tenancy for the consideration and on the terms in accordance with and subject to the provisions of this Contract.

4.    THE PURPOSE OF THE TENANCY AND THE NATURE OF THE RENTED PREMISES

      4.1 The purpose of the Tenancy in pursuance of this Contract is for conduct of a business as defined in the Special Terms Appendix (Appendix II to this Contract) only, and the Lessee may not use the Rented Premises or any part thereof for any other purpose other than the aforesaid, in the absence of the prior written consent of the Lessor.

            The Lessee declares and confirms that he has visited the Land, the Building and the Rented Premises immediately before the date of this Contract, that he has viewed and examined them and their surroundings, that he has viewed and examined the physical state of the Rented Premises, that the Rented Premises and the existing municipal access road in regard to its physical, planning and legal state, are compatible with the Lessee's needs and the purpose of the Tenancy, and that he has no and will not have any claim of unsuitability or alternative claims or claims of defects in the Rented Premises other than a concealed defect, against the Lessor and he will have no claims against the Lessor in connection with the future municipal access roads to the building. The Lessor declares that he is not aware of any defect and/or concealed fault in the Rented Premises.

      4.2 The Lessor declares that he is not aware of any legal and/or contractual and/or other impediment to his commitment in this Contract, including transfer of possession of the Rented Premises to the Lessee and he is not aware of the imposition of any demolition orders of any sort whatsoever in respect of the Rented Premises and/or the Building and/or any orders to prohibit use of the Rented Premises and/or the Building and that he is not aware of any intention on the part of the competent authorities to ask for such orders.

      4.3 The Lessee hereby confirms that he is aware that extensive construction and renovation works are being carried out in the Building, including on the floor on which the Rented Premises are located, and the Lessee undertakes that he will have no action or claim against the Lessor and/or those acting on behalf of the Lessor in connection with the execution of the said works, as long as, as far as is possible, it will not be detrimental to the Lessee's reasonable use of the Rented Premises for the purpose of the Tenancy and to proper access to the Rented Premises.

      4.4 The Lessee is aware that the Lessor has the right to continue to plan and construct the Project known as the Science and Technology District of which the Building forms a part, as well as the Building itself, as he wishes, including making any change and/or addition to the Project and the Building, to carry out additional building, work and alterations including an additional floor /additional floors in the Project and in the Building, to enlarge and/or to alter the areas of the rented areas other than a change to the Rented Premises and/or the Public Areas in the Building, to determine and to change the location of rented areas in the Building, other than changing the location of the Rented Premises, providing only that it does not prejudice the rights of the Lessee to reasonable use of the Rented Premises for the purpose of the Tenancy, and does not prejudice reasonable access to the Rented Premises.

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                                       5


      4.5 The Lessee declares that he is aware that the Rented Premises are transferred to him in their present state (As Is) at the level of finish of the surfacing only and the expenses of preparing the Rented Premises will apply to each tenant (subject to that stated in clause 9.3) without them conferring any right of a protected tenant on the Lessee and without conferring on the Lessee any right to the alterations and additions that the Lessee may carry out in the Rented Premises, other than alterations and additions that are not permanently affixed to the Rented Premises.

5. NON-PAYMENT OF KEY MONEY AND NON-APPLICATION OF THE LAWS FOR THE PROTECTION OF TENANTS

      5.1 The Lessee hereby declares and confirms that he is aware that the Building was built after August 28, 1968 and that in any case on August 20, 1968, there was no tenant entitled to occupy the Rented Premises as a protected tenant and since that date the Rented
            Premises were not let to any tenant for key money. Therefore, according to the provisions of the Tenants Protection (Integrated Version) Law, 5732 - 1972 (in this clause: the "LAW"), neither the Law and/or any law that may amend and/or add to and/or replace the Law shall apply to the Tenancy of the Rented Premises that is the subject of this Contract and that the Lessee, the Rented Premises, this Contract and the Tenancy in pursuance thereof are not and will not be protected in pursuance of the provisions of these laws.

      5.2 The Lessee hereby declares and confirms that he has not paid, is not paying and does not intend to pay, has not been asked to make any payment and has not undertaken to make any payment whatsoever to the Lessor of any sum whatsoever, whether directly or indirectly, neither in cash nor in cash equivalent, as key money for the right to receive a lease on the Rented Premises, and that any alteration and/or change that he may make to the Rented Premises in accordance with the provisions of this Contract, if at all, will be made within the context of regular maintenance and will not constitute fundamental changes to the Rented Premises and that, on vacating the Rented Premises, the Lessee will not be entitled to claim and/or to receive any sum whatsoever or any benefit whatsoever in respect of key money or in respect of goodwill.

      5.3 The Lessee hereby declares and confirms that this Contract, the Tenancy in pursuance thereof, the Lessee and the Rented Premises are not and will not be protected by the provisions of the Law and/or the provisions of any law that may amend and/or add to and/or replace the Law and/or any other that confers and/or that may confer protection of any sort on tenants and/or on tenancies similar to the protection in pursuance of laws as stated and the Law as it may be amended and/or replaced as stated and any other law as stated above and that any regulation and/or provision and/or statute that has been enacted or that may be enacted in future in pursuance of any law as aforesaid, will not apply to the Lessee, the Rented Premises and to this Contract.

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                                       6


6.    PERIOD OF THE TENANCY AND THE OPTIONS

      6.1 The Tenancy that is the subject of this Contract is for the period specified in the Special Terms Appendix (Appendix II to this Contract) commencing on the date of transfer of possession of the Rented Premises (as defined below).

      6.2 The Lessor hereby grants the Lessee an option to extend the Period of the Tenancy for a further period / for further periods as specified in the Special Terms Appendix (Appendix II to this Contract) (the option period (as may be relevant) and each one of the option periods will be known hereafter as: the "OPTION PERIOD").

      6.3 Exercise of the Option Period will be contingent on the cumulative fulfillment of all the following terms:

            6.3.1 During the Option Period or (as relevant) the previous  Period of the Tenancy, the Lessee complied with all the terms of this Contract and did not commit any fundamental and/or continuous breach of the terms of the Contract that was not repaired even after the date prescribed in the written warning that was sent from the Lessor to the Lessee.

            6.3.2 The Lessee has notified the Lessor, in a registered letter, at least 120 (one hundred and twenty days) before the end of the Period of the Tenancy or (as is relevant) the end of the Period of the current Option of his wish to extend the Tenancy.

            6.3.3 In the  Option  Period,  the basic  rent will be raised at the rate determined and agreed in advance as specified in the Special Terms Appendix (Appendix II to this Contract) in relation to the rent paid for the last month of the Period of the Tenancy or (as is relevant) the last month of the current Option Period. After the increase has been put into effect, the Rent for the Period of the Option will be linked to the Index as specified in clause 4.4 of the special Terms Appendix below.

            6.3.4 If the  Option  is  exercised  in  accordance  with the  terms specified, the provisions of this Contract will be fully applicable during the Option Period, mutatis mutandis, as is relevant and in such case any term that is linked to this term will include also the Option Period.

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                                       7


            6.3.5 Before the  inception of the Option  Period and as a condition for the Option Period, the Lessee will extend the securities as defined below in clause 21 for the duration of the Option Period and will deliver them to the Lessor.

      6.4   If the  cumulative  terms are not complied  with as stated in clause
            6.3.1 - 6.3.5 above, the option will expire and the Lessee will vacate the rented Premises immediately at the end of the Period of the Tenancy. It is agreed that the Lessee's obligation to vacate the Rented Premises is an absolute obligation.

      6.5 During the Period of the Tenancy as well as during the Option Period, the principles of this Contract will apply and no party may lessen them (in the absence of mutual consent and subject to the provisions of this Contract) in view of the expectations and intentions of the parties at the time of entering into this Contract.

7.    THE RENT AND MANNER OF PAYMENT

      7.1 In consideration of the Tenancy in pursuance of this Contract, the Lessee undertakes to pay the Landlord, or to his order, the Rent in the amounts in installments, on the dates and in the manner specified in the Special Terms Appendix (Appendix II to this Contract) with the addition of value added tax as due.

      7.2 The Lessee will be obligated to pay the Rent and the other payments that apply to him in pursuance of this Contract for the entire Period of the Tenancy and/or for the Option Period if exercised, as may be relevant even if the Lessee vacates the Rented Premises before the end of the Period of the Tenancy or before the Option Period has expired, as may be relevant, other than in the event of vacating the Rented Premises as a result of a fundamental breach of this Agreement by the Lessor and/or a fundamental breach of the Management Agreement by the Management Company.

      7.3 On any delay in payment of the Rent, the Lessee will also pay, in addition to the Rent with the addition of linkage differentials, interest on arrears at the interest rate collected by the Bank on authorized debit balances in current debit accounts with the addition of 0.05% for each day's arrears (hereafter: the "INTEREST ON ARREARS"), for the entire period of the arrears (from the first day). The written authorization of the Bank of the amount of the said interest will be deemed as absolute proof in the matter. No payment of interest as aforesaid will in any way derogate from the Lessor's right to any other relief specified in this Contract and/or in law for breach of the Contract for any delay in the payment and receipt of the interest as aforesaid and it will not be interpreted as a waiver on the part of the Lessor of any other relief as aforesaid.

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                                       8


            Despite the aforesaid, a delay of up to 21 business days in making 2 payments on account of the Rent in each year of the Tenancy, will not be deemed to be a delay in pursuance of this clause.

8.    OTHER PAYMENTS

      8.1 In addition to the Rent and value added tax as stated above, the Lessee will be responsible for making all the following payments on their due date and in full and will execute the following operations in connection with and/or concerning the Rented Premises throughout the entire Period of the Tenancy.

            8.1.1 General  municipal  rates and/or  business rates and any other taxes, charges, levies and compulsory payments, whether governmental or municipal, of any sort whatsoever that apply to and/or that may in future apply in law, to the user and/or the occupant of the Rented Premises, including business taxes, signboard tax and/or charge and payments for licenses that apply to the Lessee, and they will be paid by the Lessee on the legal date on which they are to be paid to the authorities.

            8.1.2 Any tax, charge or compulsory  payment,  whether  municipal or governmental, of any sort that applies to the conduct of the Lessee's business at the Rented Premises.

            8.1.3 All  payments  to the  Lessor  for use of the  parking  lot in accordance with the provisions of clause 5 of the Special Terms Appendix (Appendix II to this Contract).

            8.1.4.Payments for water,  electricity and telephone supplied to the
                  Rented  Premises  and/or  for  the  facilities  in the  Rented
                  Premises and/or for the Lessee's use thereof as well as any other payment and/or additional expenses for the services supplied to the Rented Premises.

            8.1.5 All the  payments  and debts that apply to the Lessee and that he is to pay and/or pay to the Management Company in accordance with the provisions of this Contract and the provisions of the Management Contract (Appendix IV to this Contract) that is to be signed by the Lessee as a prior condition for the inception of this Contract for a Lease.

            8.1.6 The Lessee will pay the Lessor or to the Management Company as part of the management fees, his relative share (according to the area of the Rented Premises pro rata to the area of the Building and/or the Project, as is relevant) the cost of insuring the Building and Third Party Liability in connection with the Building, immediately on and in accordance with the Lessor's demand.

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                                       9


      8.2 Property tax and compensation fund and any other compulsory payment that applies and/or that may apply and/or is imposed and/or that may be imposed in the future on property owners as distinct from occupants of property, will apply to and be paid by the Lessor, unless otherwise determined in this Contract or in any such law that may be published.

      8.3 The Lessee undertakes to give notice in writing to the Petah Tikvah Municipality and to the Electric Corporation of his lease of the Rented Premises and to ensure the transfer of accounts for municipal taxes, water and electricity and any other payment that applies to the Rented Premises into the name of the Lessee. At the end of the Period of the Tenancy, the Lessee will return these accounts to the name of the Lessor.

      8.4 The Lessee will make all the payments, on their due date of payment that are imposed on him as aforesaid. Without prejudice to the above obligation, in any case of a delay in payment, the Lessee will be responsible also for all the fines, (including interest on arrears), linkage and all the other expenses that are imposed because of the delay.

      8.5 At the demand of the Lessor, at any time, the Lessee will present him with all the authorizations and receipts that testify to the payment of all the taxes and payments that apply to the Lessee in pursuance of this Contract, in full and on the due date. The Lessor may, after giving prior notice of 7 days, make all the above payments or part thereof instead of the Lessee and the Lessee will be obligated to return their linked value to the Lessor with the addition of interest on arrears as specified above in clause 7.3.

      8.6 In the event that the Lessor makes any payment, for whatever reason, that according to the provisions of this Contract applies to the Lessee - the Lessee will be bound to repay the Lessor any sum that the Lessor has paid as aforesaid, immediately on the Lessor's first demand, such payment being Index - linked from the date that it was paid by the Lessor until the date of its return in full to the Lessor. If the amount demanded is not paid, either in full or partially, within 7 days of the Lessor's demand as aforesaid, the sum will bear interest on arrears in addition to the linkage differentials as stated above, interest on arrears being as stated above in clause 7.3.

9.    DIVISION OF THE RENTED PREMISES

      9.1 The Lessee, by means of contractors and/or professionals working on his behalf, will, at his own expense, divide the Rented Premises as specified below in this clause.

            All the work involved in the internal division of the Rented Premises and adapting the premises to the purpose of the lease in accordance with the Technical Specification (Appendix III to this Contract) and the internal planning that is to be undertaken by the Lessee as specified below, will be known hereafter as: the "WORK FOR DIVISION OF THE RENTED PREMISES".

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                                       10


      9.2 The Work for Division of the Rented Premises will be carried out according to the internal plans that are to be made by the Lessee and at his expense, by means of an architect and advisors that he will hire for this purpose as specified below in this clause, and that will be approved by the Lessor and the advisors who were hired in the planning of the systems in the Building (hereafter: the "INTERIOR DESIGNS"). The Interior Designs will be completed and forwarded for the approval of the Lessor who may give his consent or refuse to give his consent, at his sole discretion, on reasonable grounds that will be given in writing. The Lessor will give his answer within 7 days of the date of submission of the designs for his approval. If the Lessor should refuse to give his consent to the Interior Design, he will notify the Lessee of his reservations regarding the designs that were presented for his approval and the Lessee will amend the designs in accordance with the Lessor's comments and will present them once again for the approval of the Lessor. If the Lessor should refrain from approving the designs or from giving notice of his refusal, the date of transfer of possession will be delayed by the number of additional days required for receipt of the Lessor's approval. In the event of a delay in the Lessor's demands that the Lessor may raise at the time of receipt of previous designs by the Lessee (hereafter these will be called the "Partial Comments") the date of transfer of possession will be delayed by the number of days that have elapsed from the date on which the Lessor communicated his Partial Comments until the date on which the Lessor communicates his comments in full.

      9.3 The Lessor will contribute a sum of NIS 660 per square meter, inclusive, to the Lessee's expenses for undertaking the Work of Division of the Rented Premises. The Lessor's contribution will be against presentation of receipts for the work that is to be carried out in accordance with the designs approved by the Lessor and it will be paid by the Lessor directly to the contractors who carried out this work. Payment in pursuance of this clause will be made immediately on presentation of the accounts for 563 square meters and payment for 71 square meters will be made before 8 months have expired from the inception of the Tenancy in the event that the Option Period is not exercised, the Lessee will return a sum of NIS 35,200 to the Lessor as a refund of the Lessor's contribution to the Lessee's expenses for fitting the Rented Premises. The sums prescribed in this clause will be linked to the Consumer Price Index. It is made clear that the day of commencement to all intents and purposes, including the payment of the rent will be deemed to be the date of de facto transfer of possession of the Rented Premises to the Lessee or the date on which the Lessee was to have received possession and did not accept possession contrary to his undertakings in pursuance of this Contract, whichever is the earlier, this being even if any work has been carried out by the Lessee in the Rented Premises and even if he does not make use and/or it is not possible to make use of the Rented Premises, inter alia, because the work was not completed.

10.   TRANSFER OF POSSESSION OF THE RENTED PREMISES

      10.1 The Lessor will transfer possession of the Rented Premises to the Lessee (hereafter: the "DATE OF TRANSFER OF POSSESSION") on the date of sending notice to the Lessee of the inception of the Period of the Tenancy and no later than April 1, 2005. The date of transfer of possession will also be deemed to be the date of the inception of the Period of the Tenancy.

      10.2 If, as a result of factors that are dependent on the Lessor and/or that are under his control, there are interruptions or delays in the Work for Division of the Rented Premises, the date of transfer of possession in this Agreement will be delayed and will be extended for a period of time that is equal to that for which the aforesaid interruptions or delays continued.

      10.3 In order to carry out the Work for Division of the Rented Premises, the Lessor may enter the Rented Premises to carry out completion works only without this being deemed to be transfer of possession of the Rented Premises providing that prior to this, the Lessee has delivered the Bank Guarantee, Appendix VI, the Insurer's Certificate, Appendix V and a signed copy of this Contract. The status of the Lessee during the period of carrying out the Work for the Division of the Rented Premises will be the status of a licensee and the Lessor may cancel this permission at any time in the event of a violation of the provisions of this Agreement.

      10.4 A delay in the transfer of the Rented Premises that is caused by factors that are not under the control of the Lessor as specified below in this Contract as well as a delay of up to 14 (fourteen) days in the transfer of the Rented Premises from the date prescribed above as the estimated date of transfer of possession, will not constitute a breach of the Lessor's undertakings to the Lessee in pursuance of this Contract and will not entitle the Lessee to any remedy. A delay in excess of 14 days in the transfer of the Rented Premises because of factors controlled by the Lessee, will constitute a fundamental breach of this Agreement.

11.   THE MANAGEMENT COMPANY

      11.1 The Lessee declares and confirms that he is aware that the Building will be managed and operated by the Management Company that will be charged with the management of the provision of services to the Building. On the date and on the occasion of signing this Contract, the Lessee will sign the Management Contract in the Wording of the Management Contract (Appendix IV to this Contract) and will also sign any alteration or update or amendment of the Management Contract on the instructions of the Management Company.

      11.2 The Lessee undertakes to pay the management fees tithe Management Company on the due dates as specified in the Management Contract (Appendix IV to this Contract) with the addition of value added tax as due, on the dates and on the terms specified in the Management Contract.

      11.3 All the payments that the Lessee is bound to pay to the Management Company will be paid by the Lessee on the date of payment up until 11:00 hr. in the morning, by delivery of checks postdated to the start of every half year (and in such event the reconciliation of the account will take place immediate after the de facto payment of every check) or by bank transfer as agreed between the Parties.

      11.4 In order to enable the Management Company to carry out its duties, the Management Company and/or those acting on its behalf, may, on agreement and as coordinated in advance, and in any emergency, without coordinating in advance and without consent) enter the Rented Premises, and inter alia: to open up walls, floors, ceilings and other parts, to replace, to repair and to assemble plumbing and pipes and to connect them, to carry out any work that is required at the discretion of the Management Company to carry out its work. In as far as is possible, the Management Company will inform the Lessee in advance of the date of entry of its employees to the Rented Premises and will also insure that the disturbance to the Lessee and his operations on the Rented Premises will be as slight as possible so that it will be possible to use the Rented Premises and access roads to the Rented Premises and that the Rented Premises will be restored, as far as is possible, to their former condition. Damage that may be caused to the Rented Premises as a result of this work and that is not repaired by the Management Company will be repaired by the Landlord within a reasonable time. Damage that prevents use of the Rented Premises for the Purpose of the Tenancy will be repaired immediately.

      11.5 A breach of any of the Lessee's undertakings to the Management Committee will be deemed as a breach of the Lessee's undertakings to the Lessor in pursuance of this Contract and non-payment on the due date of any payment that is due to the Management Company from the Lessee will be regarded as non-payment of the rent on the due date and will entitle the Lessor to all the remedies conferred on him for a breach as aforesaid. A breach of any of the Management Company's undertakings to the Lessee will be deemed as a breach of the Lessor's undertakings to the Lessee in pursuance of this Contract and will entitle the Lessee to all the remedies conferred on him for a breach as aforesaid.

      11.6 The Management Company will have a direct right to claim the fulfillment of the Lessee's undertakings to the Management Company in addition to the Lessor's rights to sue the Lessee on the grounds of a breach of the Lessee's undertakings to the Management Company.

      11.7 This clause is a fundamental clause of the Contract, the breach of which constitutes a fundamental breach.

12.   PARKING PLACES IN THE BUILDING

      The Lessee will be granted the right to use the underground parking of the Building and/or the parking areas within the boundaries of the Land, for parking vehicles according to and subject to the conditions of the Special Terms Appendix (Appendix II to this Contract).

13.   MANNER OF USE OF THE RENTED PREMISES

      13.1 Without derogating from the Lessee's obligation to use the Rented Premises solely for the operation of his business as described according to the Purpose of the Tenancy as specified in this Contract and according to the law, the Lessee undertakes to comply with all the laws, regulations, orders and bye-laws that apply to the Rented Premises, its occupation, the use thereof and all the operations that are carried out therein, and also to comply with any reasonable demands or instructions of the Management Company in connection therewith in accordance with the provisions of this Contract and the Management Contract (Appendix IV to this Contract), as may be applicable from time to time.

      13.2  The Lessee  undertakes to take strict care of the good  condition of the Rented Premises and the cleanliness of its close surroundings and facilities, other than for reasonable wear and tear, for the use and conduct of his business only within the limits of the Rented Premises and not to cause and not to allow to be caused any pest, nuisance, trespass, noises, odors, shocks, pollution, smoke or unpleasantness to visitors to the Building and to other users thereof, that exceed reasonable limits, in paying attention to the nature of the Rented Premises and the close surroundings of the Rented Premises. The Lessor undertakes to take strict care that the Building be kept in a clean state including its public areas, and not to cause and not to allow to be caused any pest, or nuisance, trespass, noises, odors, shocks, pollution, smoke or other unpleasantness to the Lessee and/or those acting on his behalf, that exceed reasonable limits.

      13.3 The Lessee is liable to the Lessor for the fact that members of the public that visit the Rented Premises will not in any way disturb the regular and normal operations in the Building and will be liable for any damage that may be caused by any person acting on his behalf to the Building or the other occupants / unit owners of the Building.

      13.4 Without derogating from any prohibition or other provision concerning the Lessee's obligation to use the Rented Premises in accordance with the law and to obtain all the licenses required for the conduct of the Lessee's business on the Rented Premises, the Lessee declares that he is aware of the solemn prohibition against using sources of energy and fuel in the Rented Premises and/or the Building (other than electricity) and storage of toxic and dangerous materials without a valid license.

14.   PROTECTION OF THE RENTED PREMISES AND THEIR REPAIR

      14.1 The Lessee undertakes to use the Rented Premises in a cautious and reasonable manner and to maintain its interior in a clean condition and to be responsible for all the expenses that this involves in accordance with the provisions of this Contract and the provisions of the Management Contract (Appendix IV to this Contract) and without derogating from the general nature of the aforesaid, the Lessee undertakes as follows:

        14.1.1 To hold and maintain the Rented Premises and its systems, in a regular manner, throughout the entire Period of the Tenancy, and to keep them in a good condition and in good repair, the Lessee is liable for any normal and reasonable wear and tear to the Rented Premises but is not liable for normal and reasonable wear and tear to the plumbing, electricity systems, etc.

        14.1.2 To use the Rented Premises in a cautious and reasonable manner that is consistent with the Purpose of the Tenancy.

        14.1.3 Not to perform any act or omission that may injure the Rented Premises or its systems.

        14.1.4 To inform the Lessor and the Management Company of any defect, damage or deterioration of the Rented Premises and/or to its systems, immediately it occurs.

        14.1.5 Not to store and/or to place heavy loads and/or equipment and/or any other object weighing in excess of the permitted load (750 kg. per square meter or other weight of which the Lessor notifies the Lessee in writing) in the Rented Premises and/or in the Building. If the Lessee has an object in storage and/or uses heavy objects, he will apply in writing to the Lessor to inform him of the fact and to obtain the Lessor's instructions, without this placing any undertaking and/or liability whatsoever in the matter on the Lessor as to the manner of the placing the loads if the Lessor has indeed given his consent to the placement of heavy objects.

        14.1.6 Not to operate in the Rented Premises any system whatsoever that is operated by gas combustion without a valid license. The insurance of the Lessee's operations, as specified in clause
                18.2.3 will include use of gas combustion.

        14.1.7 Not to keep any materials, tools, equipment or other chattels in the entrance to or outside the Rented Premises, including in the elevator lobbies on the various floors. The Lessee may not use any other part of the Building for any purpose whatsoever other than use of the Rented Premises only and use of the parking area for parking vehicles, all in accordance with that stated in this Contract and its Appendices, and other than use of the public areas of the Building for purposes of erecting a gas depot and air conditioning units, all in the location that is to be determined by the Lessor in accordance with the Technical Specification and the requirements for access to the Rented Premises.

        14.1.8 Without derogating from the aforesaid, the Lessee undertakes to remove refuse from the Rented Premises, whether independently or by means of cleaning contractors acting on his behalf, directly to the refuse compressors that will be placed in the garbage room in the public areas of the Building at a reasonable distance from the Rented Premises and in a suitable quantity and to them only, to keep the garbage room clean and not to place and/or store and/or keep anything in the garbage room and/or around the refuse compressors. Similarly, the Lessee undertakes that to the extent that in future a garbage recycling system is operated for example, cardboard boxes, glass and the like, to carry out all the requirements of the authorities in the matter, including separating and sorting the types of garbage, to fold the cardboard boxes before putting them into the collection points and to ensure that there is no other refuse other than the specific garbage at the collection point designated for that garbage.

      14.2 The Lessee is aware of the fact that a general mailbox system is planned for the Building as well as a general signboard system in the entrance lobby and in the elevators. The cost of the signboard and of the mailboxes will be the responsibility of the Lessor. External signboards will not be placed other than if the Lessee has obtained the Lessor's consent in writing to do so and has obtained all the legally required permits including a permit from the Petah Tikvah Municipality. The Lessee will bear the cost of the external signboard.

      14.3 The Lessee undertakes not to hang signs and/or notices of any sort whatsoever on the facade of the Rented Premises or in the public areas of the Building, including in the elevator lobbies on the various floors and/or on the external walls of the Rented Premises or on any external or other parts of the Building, other than if it was intended for that stated and only in the place designated for that and as is to be approved in advance and in writing by the Lessor and the Management Company. Similarly, the Lessee may not install mail boxes and/or a private intercom system other than an intercom system that connects between the parts of the Rented Premises.

      14.4 The Lessee will not install antennae and/or dishes of any sort whatsoever in the Rented Premises and/or in the public areas of the Building unless he has obtained the prior consent in writing of the Lessor. The Lessee undertakes that any antenna and/or dish of any sort whatsoever that he may assemble in the Building will not disturb the transmissions of other users of the Building.

      14.5 In the event that in accordance with the provisions of the Technical Specification (Appendix III to this Contract), should the Lessor build a kitchenette for the Lessee within the limits of the Rented Premises, the kitchenette that the Lessor will construct for the Lessee in the Rented Premises (if built) will be designated for storage of cold drinks, preparation of hot drinks (electrical heating only) sandwiches and light food only. The Lessee hereby undertakes not to use gas or an open flame in the kitchenette or any part of the Rented Premises.

      14.6 The Lessor and/or the Management Company and/or those acting on their behalf may enter the Rented Premises at any time and at a reasonable hour in coordination with the Lessee to inspect the state of the Rented Premises and to carry out repairs, work, technical or other arrangements for other parts of the Building and the Lessee undertakes to allow the Lessor and/or the Management Company and/or those acting on their behalf to enter the Rented Premises for this purpose, providing that it is not detrimental to the reasonable use of the Rented Premises and the access roads thereto. The aforesaid will not place any obligation whatsoever on the Lessor and/or the Management Company to carry out any of the operations mentioned above.

      14.7 The Lessee is aware that the Management Company may demand that at any time to be in possession of a master key to all floors in the Building. In this event, the Lessee undertakes to give notice of changing the lock and to give the Management Company a copy of the key if the lock to the Rented Premises or to the entrance of the Lessee's floor is changed. The Management Company undertakes to the Lessee not to use the said key other than in the event of danger to the Rented Premises or to other parts of the Building.

      14.8 The Lessee will be liable to repair, at his expense and immediately, any damage and/or spoilage and/or loss that may be caused to the Rented Premises and/or to its systems (hereafter in this clause:
            "DAMAGE") that is derived from improper use of the Rented Premises and/or as the result of negligence or malice on the part of the Lessee or his visitors and/or his clients and/or his employees and/or anyone who may enter the Rented Premises and to replace, at his own expense and immediately, any fitting that is installed in the Rented Premises that is lost or destroyed with another fitting that resembles it in nature and in quality.

            The maintenance of the Rented Premises, its systems, ceilings and windows will be carried out exclusively by the Management Company in accordance with and subject to the terms and provisions of the Management Contract (Appendix IV to this Contract). The contents of this clause will not impose any obligation whatsoever on the Lessor in the matter of maintaining the Rented Premises in good order, other than as specified in this Agreement.

      14.9 The Lessor undertakes to repair any damage that may be caused to the Rented Premises as a result of reasonable wear and tear that is derived from normal use of and/or as a result of defects in the Rented Premises including the plumbing, electricity and air-conditioning systems, within seven days of the date of receipt of notice of the fact from the Lessee. In any event of damage that does not allow the Lessee to conduct his business on the Rented Premises and disrupts his normal work, the Lessor undertakes to repair the damage soon after receiving the notice from the Lessee. If the Lessor does not act as aforesaid, the Lessee may, but is not so obligated, do so at the expense of the Lessor providing that he has notified the Lessor in writing of his intent to do so and the Lessor undertakes to indemnify and compensate the Lessee for any payment and/or expense and/or damage that the Lessee suffers as a result thereof on a demand and the amount of the indemnity and/or the compensation will be linked to the Index and in the event of any delay that exceeds 30 days in making the payment, that it will be bear interest on arrears as stated in clause 7.3 above.

      14.10 If the Lessee does not carry out the repairs to which he is obligated as aforesaid, or has not changed any fitting that he is obliged to change as stated, within 10 days of the date on which he was to have repaired or replaced them (as is relevant), the Lessor may, but is not obligated to, do so at the expense of the Lessee and the Lessee undertakes to indemnify and compensate the Lessor for any payment and/or expense and/or damage that the Lessor suffers as a result thereof on demand and the amount of the indemnity and/or the compensation will be linked to the Index and in the event of any delay that exceeds 30 days in making the payment, that it will be bear interest on arrears as stated in clause 7.3 above.

      14.11 The Lessee undertakes to allow the Lessor and/or the Management Company and/or those acting on their behalf to repair damage as aforesaid. In repairing the damage as aforesaid, the Lessor will refrain, as far as possible in the circumstances, from acting in detriment to the reasonable use of the Rented Premises and the access roads to the Premises and the Lessor will do his utmost to ensure that any damage that may be caused to the Lessee, will be as slight as possible, that the duration of carrying out the operations will be as short as possible, in taking account of the type of damage and its extent.

15.   ALTERATIONS TO THE RENTED PREMISES

      15.1 During the Period of the Tenancy, the Lessee undertakes not to make any alteration to the Rented Premises and not to make any addition and not to demolish any part without obtaining the prior consent in writing of the Management Company and the Lessor. The Management Company or the Lessor or those acting on their behalf may refuse to grant their consent on reasonable grounds. If the consent of the Lessor is granted as aforesaid, the alteration will be carried out by the Lessee, on his responsibility and at his expense. In the absence of the consent of the Management Company and/or the Lessor, these former may prevent the execution of any act as aforesaid, at any time, and remove or demolish any alteration or addition that is made contrary to that stated in this clause. A breach of this clause on the part of the Lessee will confer on the Lessor the right, in addition to any other or additional remedy and/or relief in accordance with the provisions of this Contract and/or in law, to cancel the Contract and in such case, the Lessor will be entitled, if he exercises this right, to the fact that all the additions, repairs and alterations that were made in breach of the Contract will be owned by him without him being obligated to make any payment for them whatsoever.

      15.2 If the Lessor has not given the Lessee prior approval in writing in accordance with the Lessee's request (that is to be in writing) to introduce the above alterations to the Rented Premises and that are itemized in that document and approved (if granted) explicitly, for there to be no need to restore the Rented Premises to their former state on vacating by the Lessee, the Lessee, at the end of the Period of the Tenancy for any reason whatsoever will restore the Rented Premises to their former state as before the alterations were carried out and so that the Rented Premises are in good and proper order as they were in on the date that he received them on the date of inception of the Tenancy other than for normal and reasonable wear and tear.

            If it is agreed to leave the alterations without there being any need to restore the Rented Premises to their previous state, the Lessee may not remove them from the Rented Premises or to restore the alterations or any part of them that it was agreed would remain in the Rented Premises or make any change whatsoever thereto, and they will pass at the end of the Period of the Tenancy to the possession and ownership of the Lessor, without the Lessee being able to demand and/or receive compensation or any payment for them. In order to dispel any doubt, it is hereby made clear that the aforesaid does not apply to the Lessee's equipment and furniture that is not permanently affixed to the Rented Premises and the removal of which will not cause any irreparable physical or visual damage to the Rented Premises and that was in fact installed by the Lessee.

      15.3 If the Lessor does not agree to leaving the changes or any part thereof, as may be relevant, in the Rented Premises, as aforesaid and the Lessee does not restore the Rented Premises to their state before the alterations were carried out, the Lessor may, but is not obligated to, restore the Rented Premises to their former state and the Lessee will pay the Lessor within 7 days of the Lessor's first demand, all the sums that the Lessor has spent in connection therewith, with the addition of interest on arrears as specified in clause 12 above.

16.   LICENSES AND COMPLIANCE WITH ALL PROVISIONS OF THE LAW

      16.1 During the entire Period of the Tenancy and the Option Period, if exercised, the Lessee undertakes to conduct his business in the Rented Premises within the framework of the Purpose of the Tenancy, in accordance with the provisions of any law including bye-laws, orders, regulations and urban planning schemes and in accordance with all the licenses, permits and authorizations required in law from the authorities and/or governmental, municipal or other bodies, including a permit from the quality of the environment unit of the Petah Tikvah Municipality that are required (if at all) in law for the conduct, management and operation of his business on the Rented Premises (hereafter in this clause - the "LICENSES").

            The Lessee will refrain from any act or omission that is likely to constitute a breach of the said provisions or a violation thereof.

      16.2 The Lessee undertakes that from the inception of the Period of the Tenancy and throughout the Period of the Tenancy and/or the Option Period, if exercised, he will be in possession of all the licenses that he requires in law at that time and that he will pay at the request of each authority, any tax, levy or charge that constitutes a condition for receipt of the licenses as stated. In the event that the Lessee, for any reason whatsoever is not in compliance with any undertakings as aforesaid, this will not constitute cause to cancel the Contract and the Lessee will be obligated to indemnify and compensate the Lessor for any damage that the Lessor may incur as a result of the Lessee's failure to comply with his undertakings as stated, immediately on demand.

      16.3 The Lessee's failure to obtain the licenses and/or their cancellation at any time whatsoever will not in any way reduce the Lessee's undertakings for payment of rent during the Period of the Tenancy and/or the Option Period, if exercised, all as may be relevant.

      16.4 The Lessee undertakes to indemnify the Lessor for any damage that he may suffer and/or that he is forced to bear and any obligation and/or payment that he is forced to bear, including the principal, interest and linkage differentials and including but without derogating from the general nature of the aforesaid, any obligation in pursuance of a judicial ruling, expenses and lawyers' fees as a result of a breach of this clause on the part of the Lessee and any user on the Lessee's behalf of the Rented Premises in pursuance of the provisions of this Contract, whether the Lessor is sued alone and/or jointly with others, within 7 days of the date on which he is asked to do so by the Lessor, providing that the Lessee was given an opportunity to defend any such claim and/or demand.

      16.5 In order to dispel any doubt, it is explicitly emphasized that the responsibility to obtain any authorization, permit and license as aforesaid, applies exclusively to the Lessee and in the event of failure to obtain an authorization, permit and/or license as aforesaid or if he is divested of them, the Lessee will not have any right to cancel the Lease or to terminate the Tenancy before the end of the Period of the Tenancy in pursuance of this Contract. The
            Lessor   will   cooperate   with  the   Lessee  to  obtain  all  the
            authorizations and/or licenses that are required, providing the Lessor does not bear any liability and/or additional financial obligation.

      16.6  The   Lessee's   undertakings   in  pursuance  of  this  clause  are
            fundamental undertakings and breach of any or all of them will constitute a fundamental breach of this Contract.

17.   THE LESSEE'S LIABILITY

      17.1 The Lessee will be liable for any damage of any sort whatsoever that the Lessee and/or the Building and/or the Rented Premises and/or any third party that is present in the Rented Premises and/or in the Building may suffer and that is derived from acts or omissions on the part of the Lessee, including acts and omissions of his employees, his invitees, his clients and persons acting on his behalf and/or as a result of the conduct of his business on the Rented Premises. It is hereby made clear that the Lessee is not liable for damage that may be caused as a result of a fault or defect in the Rented Premises.

      17.2 The Lessor will not bear any liability and/or obligation whatsoever for damage of any sort whatsoever that the Lessee and/or his employees and/or his clients and/or his invitees and/or any other person that is present on the Rented Premises or who is on his way to or from the Rented Premises other than damage as a result as a fault or defect in the Rented Premises \ and the Lessee accepts all the responsibility vis-a-vis the Lessor for damage of this sort.

      17.3 The Lessee undertakes to compensate and indemnify the Lessor for any loss and/or damage and/or expense that the Lessor may incur because of a claim filed by or against the Lessor, whether criminal or civil, whether before a Court of Law, a tribunal or other judiciary body, whether by way of a judgment or in any other way, in as much as the said claim is derived from the non-fulfillment or a breach of the Lessee's undertakings in this Contract or is derived from damage for which the Lessee is liable in accordance with the provisions of this Contract. The Lessor will inform the Lessee of any such claim and will enable the Lessee to defend it.

      17.4 The Lessee will refrain from committing or allowing or tolerating any act or omission on the Rented Premises that is liable to place any liability in torts and/or in law on the Lessor and/or that is liable to increase in any form whatsoever the Lessor's insurance costs or those of the Management Company.

      17.5 If any damage should be caused by the Lessee that results in a demand or claim of any sort whatsoever, by any body or competent authority, liability for the damage will be placed on the Lessee and solely on him. Without derogating from the general nature of that stated above, the Lessee will be liable vis-a-vis governmental and municipal authorities for the payment of any fines whatsoever as the result of the failure to comply with such provisions of this Contract that apply to the Lessee.

18.   INSURANCE

      18.1 Without derogating from the Lessee's liability as stated above in clause 17, and in accordance with the provisions of law, the Lessee undertakes to insure, at his own expense, the contents of the Rented Premises, his business, the additions and improvements made and that may be made to the Building of the Rented Premises and its facilities and the activity on the Rented Premises, to their full value on a "replacement" basis and the insurance values will be updated from time to time as needed and against all possible risks, that are recognized, accepted and customary, with a licensed and reputable insurance company. Without prejudice to the general nature of the aforesaid, the Lessee hereby undertakes to insure the contents of the Rented Premises against fire, larceny, theft, forced entry or ordinary loss, breakage of glass, flood, mechanical breakdown and water damage of any sort, all at the replacement value.

            The Lessee undertakes to update the sums insured from time to time so that they will always reflect the full value of the property insured as stated in this clause.

      18.2 The Lessee also undertakes to insure, at his expense, his operations in the Rented Premises as follows:

        18.2.1 Liability insurance policies for the Rented Premises and the business conducted therein and for the Lessee's operations - that will cover the Lessee's liability, the Lessor and the Management Company vis-a-vis any person as a result of a bodily injury or an injury to property or to financing that occurred in connected with the Rented Premises and/or the operations conducted at the Rented Premises or in the Building and connected with the Lessee's business. The insurance to cover the Lessor's liability and that of the Management Company will be solely in connection with injury to the person, property or financing that occurred to the Lessor or the Management Company because of the Lessee's operations.

        18.2.2 The limits of liability in the Third Party Liability Policy for injury to the person and to property will be no less than the limits of liability prescribed in the Special Terms Appendix (Appendix II to this Contract).

        18.2.3  Employers Liability Insurance.

        18.2.4 The limits of liability in the Employers Liability Insurance will be no less than the limits of liability prescribed in the Special Terms Appendix (Appendix II to this Contract).

        18.2.5 To cover loss of profits and any consequential loss because of damage caused to the Rented Premises or its contents.

      18.3 The Lessee hereby undertakes to add the names of the Lessor and or the Management Company as additional insureds in the policies mentioned above in clause 18.2 and will include a first degree lien clause in favor of the Lessor and the Management Company. Other than the aforesaid lien, the Lessee may not pledge the insurance policies.

      18.4 The Lessee will ensure that an express clause will be added to the insurance policies that are to be effected as aforesaid in pursuance of which the insurer expressly waives any right of subrogation or legal other right of recourse to the Lessor and/or the Management Company and/or other lessees and/or tenants in the Building (subject to the fact that the provisions concerning waiver of the right of subrogation is included in the insurance policies that they effect) in a claim of subrogation or recourse or indemnification for direct or indirect damage that may be caused because of the Lessor.

      18.5 The Lessee hereby undertakes that a cross liability clause will be included in the policies vis-a-vis each of the individuals insured.

      18.6 The Lessee undertakes to indemnify the Lessor immediately against any claim of subrogation or other claim that may be filed against the Lessor by the National Insurance Institute and/or by an employee of the Lessee if it is claimed that an employer - employee relationship exists between them.

      The indemnification as aforesaid will include any expense incurred by the Lessor or by the Management Company including legal costs, lawyers' fees and any fine that may be imposed upon them.

      18.7 The Lessee undertakes to effect the insurances as aforesaid with a first class duly licensed insurance company in pursuance of that stated in the Special Terms Appendix for the entire Period of the Tenancy from the date on which the Lessee may enter the Rented Premises as a licensee to carry out the work of dividing the Rented Premises.

      18.8 The insurances will remain valid for the Period of the Tenancy in pursuance of the Lease Agreement and the Lessee undertakes to extend them in accordance with that stated in this clause for the entire Period of the Tenancy and Option Periods if exercised and to present copies of the policy to the Lessor within 30 days of the renewal date.

      18.9 All the policies will contain a clause in which the insurer undertakes not to make any change in the policy and not to cancel it unless the insurer has given the Lessor notice thereof at least 90 days before the requested change.

      18.10 The Lessee undertakes to deliver to the Lessor, no later than two weeks from the date of signing this Agreement the "Insurer's Certificate of the Lessee's Insurance" signed by the Lessee's insurances on a form in the wording of the Insurer's Certificate of the Lessee's Insurance (Appendix V to this Contract) as a prior condition for him receiving possession of the Rented Premises. Certified copies of the policies and their terms will be delivered to the Lessor within 45 days of the date of signing this Agreement.

      18.11 The Lessor may request an update, addition or alternation in the policies as required from time to time. The Lessor's right of inspection and his use of or abstention from exercise of his right to see the policies and to an update, addition or alteration will not impose on him any liability whatsoever in regard to the policies, their nature and effect or in regard to their absence.

      18.12.Non-delivery of the certificate from the insurance company as well as copies of the policies on the dates prescribed above as well as the failure to pay the premium to the insurer, will be deemed to be a fundamental breach of the Lease Agreement and the Lessor may exercise the securities given to him in connection with this Contract, either for the payment of the insurance premiums or to collect the agreed compensation.

      18.13 The Lessee undertakes to comply with all the terms of the policies mentioned above in this clause, to pay the premiums for the policies on their due dates and to ensure that the policies will be renewed and will be fully effective throughout the Period of the Tenancy as well any Option Period, if exercised.

      18.14 The Lessee undertakes to notify the insurance company within a reasonable time of the date on which he becomes aware, and in accordance with the terms of the policy, of any damage to the Rented Premises and/or to a person and/or to his property. A notice in pursuance of this clause will be by registered letter and will indicate the details of the occurrence and the estimated amount of the damage.

      The Lessee will also notify the Lessor of any damage to the Rented Premises that is likely to affect the Lessor's rights, to be to the detriment of the value of the Rented Premises or to expose the Lessor to any claim.

      18.15 Insurance benefits that may be received will be used first and foremost to restore the damage in respect of which it was received.

      18.16 The Lessee hereby undertakes not to commit and not to permit another to commit any act or omission that is likely to increase in any manner whatsoever, the Lessor's insurance costs as regards the Building. In the event that the Lessor or the Management Company is obligated to pay additional premiums in excess of the accepted premium as a direct result of an act or omission of the Lessee and/or because of the nature of the Lessee's operations in the Rented Premises, the Lessee will pay the Lessor or the Management Company, as is relevant, the said addition, immediately on the first demand of the Lessor or of the Management Company.

      18.17 In any instance in which the Lessee himself carries out building work at the Rented Premises, the Lessee undertakes to insure at his own expense, before the date of receipt of possession and/or before the date of starting any work at the Rented Premises - whichever is the earlier, all the work carried out by him and/or for him at the Rented Premises, in accordance with this Contract, including repairs, renovations, improvement, alterations and additions to their full value (including materials and labor) under a Contractors All Risks Policy (including Third Party Liability that will be to a limit of liability of no less than $ 500,000 per an event) as well as Employers Liability Insurance.

            In order to dispel any doubt, it is agreed that the insurance will expressly include cover for damage caused to adjoining property and to the property on which the work is carried out, for a sum insured that will be no less than US$ 500,000 on a first loss basis and that all the owners property or the Lessor's property or the property of the Management Company will be regarded as the property of a third party. The Contractors All Risks Insurance will contain an express clause in pursuance of which the insurance effected by the Lessee will take precedence over any other insurance effected by the Lessor and/or by the Management Company.

            Similarly, the name of the insured in the policy will include the Lessor and the policy will contain a cross liability clause.

            The other provisions in this clause 18 will apply, mutatis mutandis, to the Contractors All Risks Policy.

      18.18 The fact of effecting one or all of the aforesaid insurance policies will not release the Lessee from liability in pursuance of the other clauses of this Contract. If damage is caused, for which the Lessee is liable in pursuance of this Agreement that is not insured or is higher than the limit of liability of the policy as well as damage within the limits of the deductible - it will be borne only by the Lessee. The Lessee hereby undertakes to indemnify the Lessor for any claim that may be filed against the Lessor in connection with the aforesaid and for any expense such as lawyers' fee that the Lessor may suffer as a result of that stated at the beginning of this clause.

      18.19 A breach of this clause 18 constitutes a fundamental breach of the Contract.

      18.20 In addition to and without derogating from the insurance policies that the Lessee undertakes to effect in accordance with the provisions of this clause 18, the Management Company will insure the Rented Premises together with the other areas of the Building, with comprehensive insurance (Building only) and Third Party Insurance for injury to property and/or to the person, against the risks, on the terms and with the limitations as may be determined by the Management Company, at its discretion, from time to time, in accordance with and subject to the terms and provisions of the Management Contract (Appendix II to this Contract). The Lessee will pay the Management Company a pro rata share of the said insurance expenses within the framework of the management fees that the Lessee pays to the Management Company.

19.   THE LESSOR'S SPECIAL RIGHT TO ENTER THE PREMISES

      Without derogating from the provisions of this Contract, the Lessor and/or his representatives may enter the Rented Premises at any time during the Period of the Tenancy or (as may be the case) the Option Period if exercised, with the consent of and on coordinating in advance with the Lessee, to examine the state of the Rented Premises and the compliance with the provisions of this Contract and/or to show the Rented Premises to potential purchasers and/or lessees and the Lessee undertakes to allow the Lessor and/or his representatives to enter the Rented Premises as aforesaid.

20.   VACATING THE RENTED PREMISES

      20.1 At the end of the Period of the Tenancy or (as is relevant) the end of the Option Period or (as is relevant) in any instance of cancellation or termination of the Tenancy for any reason whatsoever, the Lessee undertakes to vacate the Rented Premises, without delay and without interference, and to restore the Rented Premises to the Lessor the Rented Premises being clear of any person or object and in good and proper condition as the Lessee received the Rented Premises other than for wear and tear that derives from normal use and to pay the Lessor all the expenses and repair charges that the Lessor may spend to repair them and to put the Rented
            Premises and the equipment in good order as aforesaid. If alterations and/or additions were made to the Rented Premises, these will be the property of the Lessor, other than alterations that are not permanently affixed to the Rented Premises and that may be removed without causing damage to the Rented Premises, without the Lessor being obligated to make any payment in respect thereof to the Lessee or to any other person and they will remain in the Rented Premises unless the Lessor demands that the Lessee remove them and in such case, the Lessee will be obligated to do so at his own expense by the date of vacating the Rented Premises in pursuance with the terms of this Contract. Similarly, the Lessee undertakes on that occasion to deliver to the Lessor authorizations testifying to the payment of all the charges that apply to the Lessee in pursuance of this Contract until the date determined in this Contract.

      20.2 Without prejudice to and/or lessening the Lessor's rights in pursuance of this Contract, and in addition to all the relief specified therein, it is hereby agreed that on the occurrence of one or more of the following events, the Lessor may, but is not obligated, at his sole discretion, to cancel the Lease Agreement immediately and to demand the immediate eviction of the Lessee from the Rented Premises without prejudice to the Lessee's undertakings as specified above in this Contract, and the Lessee undertakes to vacate the Rented Premises and to return them to the Lessor, clear or any person or object that belongs to the Lessee and in good order as they were when he received them, immediately on demand:

        20.2.1 If the Lessee does not pay the rent and the management fees in the Period of the Tenancy and/or the Option Period if exercised, all as relevant, on their due dates.

                It is hereby agreed that a delay in payment that does not exceed 21 days will not be deemed for purposes of this clause as a breach that entitles the Lessor to cancel the Lease Agreement.

                20.2.2 If the Lessor grants use of the Rented Premises or any part thereof to another/others other than in accordance with the provisions of this Contract.

                20.2.3 If the Lessee conducts a business on the Rented Premises other than in accordance with the purpose of the Tenancy.

                20.2.4 If a resolution is adopted for the dissolution of the Lessee or if a decision is taken to appoint a liquidator, receiver or special administrator, temporary or permanent, for the Lessee or if a receivership order is issued against the Lessee or if a warrant of attachment is issued against all or part of the Lessee's assets or if a stay of proceedings order is awarded against the Lessee in accordance with the provisions of the Companies Law, 5759 - 1999, and the decision as aforesaid is not cancelled within 60 (sixty) days of the date of its issue.

                20.2.5 If the Lessee ends his business or if the Lessee is made bankrupt or if the Lessee liquidates or is liquidated or if the Lessee files an application for liquidation or if an application to appoint a permanent or temporary receiver is filed against the Lessor and/or most of his assets in accordance with the law or if an application is made to grant an order for stay of proceedings against the Lessee in accordance with the provisions of law or if a lien is placed on most of the Lessee's assets and these are not cancelled within 45 days of the date of their issue or (as is relevant) the date of their submission.

                20.2.6 If the Lessee has fundamentally breached any of the provisions of this Contract as defined in this Contract and/or in law.

      20.3 If the Lessee does not clear the Rented Premises of every person and object on the due date as stated in sub-clause 20.1 above, the Lessor may, without derogating from his right to any other or additional relief in law and/or in pursuance of the Contract, take all or some of the steps specified below, after giving advance warning of at least 7 days in writing to the Lessee to vacate the Rented Premises as stated. In an instance in which the Lessee has fundamentally breached the provisions of this Contract and the Lessor is of the opinion that 7 days warning is liable to frustrate, or to significantly lessen, his ability to reduce the damage, the Lessor may take the steps specified below on giving written notice that will placed in the Rented Premises without any warning:

                20.3.1 All the means required to vacate the Rented Premises by himself, at the expense of the Lessee, after 7 days have elapsed from the original date for vacating the Rented Premises, and for this purpose, to enter the Rented Premises, on exercising force if this is required, to remove from the Rented Premises anything or object that the Lessee is obligated to remove from the Rented Premises on vacating the Rented Premises. The Lessor may, at his absolute discretion, place or store any object that is removed as stated from the Rented Premises in any place and on the conditions that he may choose. All the expenses involved in entry to the Rented Premises, removal of objects therefrom, their transport and storage will apply to the Lessee. The Lessor will not be liable for any damage that may be caused to the Lessee or to any other person as a result of and/or in connection with vacating the Rented Premises by the Lessor or the storage of the objects that were found therein and the Lessee hereby gives his consent to vacating the premises as stated, The Lessee's signature on this Contract will be deemed to be a power of attorney in the name of the Lessor and any person that may act on behalf of the Lessor, to effect all the aforesaid in the name of the Lessee and on the terms described above.

                20.3.2 To apply for the appointment of a receiver who will receive the Rented Premises, receive all the Lessee's objects and remove them from the Rented Premises and will act in regard to them as he sees fit and will deliver possession of the Rented Premises to the Lessor. The expenses for the appointment of a receiver as well as the expenses of the receiver including legal costs will apply solely to the Lessee.

                20.3.3 To act in order to disconnect the Rented Premises from the electric current and/or from the water supply.

                20.3.4 In order to dispel any doubt, it is hereby made clear that the Lessor will be entitled to rent out the Rented Premises immediately after the premises have been vacated as specified above in this clause, 20.3, to any body that the Lessor selects and the Lessee will have no claim and/or action in connection therewith.

      20.4 In the event that the Lessee does not vacate the Rented Premises of all persons and objects on the date as stated above in clause 20.1, the Lessee will be obligated to pay the Lessor for each day's delay, until the Rented Premises are de facto vacated and returned to the Lessor as aforesaid, an amount that is the equivalent of two months rent divided by ten. The above payment will be made immediately on demand and will constitute agreed compensation, specified and estimated in advance by the parties on taking account of all the circumstances. In order to dispel any doubt, it is hereby made clear that the said payment does not and will not confer on the Lessee any right to remain in the Rented Premises and this amount will not be deemed to be rent or a user fee, of any sort whatsoever. The compensation stated in this clause is intended as a supplement and it will not derogate from and/or prejudice any of the Lessor's other rights in pursuance of this Contract and/or in law, including the Lessor's right to demand and to obtain the vacated Rented Premises and possession thereof as stated.

      20.5 If the Lessee does not vacate the Rented Premises of all persons and objects on the date specified above in sub-clause 20.1, the Lessor and the Management Company will be entitled in addition to the aforesaid, to demand from the Lessee, all the amounts, taxes, payments, undertakings, repair costs, damages, appropriate user fees, losses and any other payments without exception as specified in this Contract for the period from the date on which the Lessee was obliged to vacate the Rented Premises until the date on which the Rented Premises were de facto vacated, as though the Period of the Tenancy had continued, this being without prejudice to the Lessee's obligation to vacate the Rented Premises, without conferring on the Lessee any right of any sort to the Rented Premises and without prejudice to any other relief that is available to the Lessor in accordance with this Contract and/or in law.

      20.6 Receipt of appropriate user fees as aforesaid and the payments specified above in clause 20.5, will not create a tenancy relationship between the Lessee and the Lessor in respect of the period after the date on which the Lessee was to have vacated the Rented Premises.

21.   SURETIES

      To guarantee the performance of all the Lessee's undertakings in pursuance of this Contract and in pursuance of the Management Contract (Appendix IV to this Contract), the Lessee will deliver to the Lessor, no later than 7 days after the date of signing this Contract, and in any case no later than the date of the Lessee's entry to the Rented Premises for work to adapt the Rented Premises, the sureties specified in the Special Terms Appendix.

22.   PROHIBITION ON THE ASSIGNMENT OF THE LESSEE'S RIGHTS -

      22.1 The Lessee hereby undertakes not to assign and/or endorse this Contract or any part thereof and/or any right and/or any obligation that derives therefrom to any person or body and not to transfer and/or assign and/or to grant any person or body, any right of any sort whatsoever to the Rented Premises or to any part thereof, including right of use or possession, whether directly or indirectly, for consideration or without consideration, without first obtaining the written consent of the Lessor. In this clause "ASSIGNMENT" includes an assignment and/or sale, whether for consideration or without consideration, whether directly or indirectly of 50% of more of the means of control (as defined in the Securities Law, 5728 - 1968) of the Lessee. It is made clear that transfer in an association that controls the Lessee on the date of signing this Agreement as well as transfer to an association that is controlled by an association that is controlled by the Lessee at the date of signing this Agreement will not be deemed to be an assignment and no restrictions will apply thereto.

      22.2  In addition,  and without  derogating  from the provisions of clause
            22.1 above, the Lessee hereby undertakes not to create and/or to impose any attachment and/or lien on the Rented Premises or any part thereof and/or his rights in pursuance of this Contract or any part thereof. In the event that an attachment or lien is imposed as aforesaid, the Lessee undertakes to notify the Lessor immediately of their imposition and to remove them immediately, at the expense of the Lessee. It is declared that the Lessee may not enter a caveat in respect of the transaction that is the subject of this Contract.

      22.3 Despite the aforesaid, the Lessee has the right to let the Rented Premises or part thereof on a sub-lease to a sub-tenant (the "SUB-TENANT") provided that the following are fulfilled:

                22.3.1 The Lessee will present the Sub-Tenant for the approval of the Lessor and will not let the Rented Premises or part thereof to the Sub-Tenant other than after obtaining the consent of the Lessor. The Lessor, on his part, will not refuse to grant his consent other than on reasonable grounds.

                22.3.2 The Lessee will continue to be obligated to the Lessor for all his undertakings in pursuance of the Agreement, including the undertakings that apply to the Sub-Tenant. Without derogating from the general nature of the aforesaid, the sureties that the Lessee gave to the order of the Lessor will continue to be effective to guarantee the undertakings of the Sub-Tenant.

                22.3.3 The Lessee will not grant the Sub-Tenant any right that deviates from the existing rights of the Lessee in pursuance of the provisions of this Agreement.

       22.4 The Lessee's undertakings in pursuance of this clause are fundamental undertakings and the breach of any or all of them will constitute a fundamental breach of this Contract.

23.   ASSIGNMENT OF RIGHTS BY THE LESSOR

      It is made clear and agreed that the Lessee may at any time endorse and/or assign and/or sell and/or rent out and/or mortgage all or part of his rights to the Building and/or the floor and/or the Rented Premises, and to take any action therewith, all at his sole discretion, without requiring the consent of the Lessee providing that the Lessee's rights in pursuance of this Contract are not prejudiced.

      Similarly, the Lessor may pledge all or part of this Contract, may assign his rights to others, may transfer it all or part thereof in any form and manner as the Lessor deems appropriate from time to time, whether with the aim of obtaining financing or for any other purpose, at the exclusive discretion of the Lessor providing that the Lessee's rights in pursuance of this Contract will not be prejudiced. The Lessee hereby expressly agrees to accept and to fulfill all the provisions of this Contract vis-a-vis any other body that may replace the Lessor.

24.   BREACHES AND RELIEF

      24.1 Without derogating from the provisions of this Contract, any breach of the provisions in clauses 4.1, 4.2, 6, 7, 8.1, 10, 11.2, 13, 14,
            14.9,  15.1,  16, 17, 20.1,  20.2,  21 and 22 including  the precise dates and amounts determined in this Contract will be deemed to be a fundamental breach of this Contract. Despite the aforesaid in this Agreement, a delay in the performance of an undertaking that does not exceed 14 days - other than a delay in making a payment to which the provisions of clause 7 above apply - will not constitute a breach of this Agreement.

      24.2 Any breach of any of the provisions of this Contract that is not a fundamental breach, will become a fundamental breach if it is not repaired within 30 (thirty) days of the date on which a party to the Contract gave notice in writing to the other party to repair the breach.

      24.3 The parties hereby agree and confirm that this Contract may not be separated into parts as meant in Section 17 (c) of the Contracts (Remedies for Breach of Contract) Law, 5739 - 1970.

      24.4 If this Contract has been fundamentally breached or breached other than fundamentally and not repaired within the dates specified above in clause 24.2, the Lessor and/or the Lessee as is the case may cancel the Contract and the provisions of clause 20 above will apply to vacating the Rented Premises. If the Contract was fundamentally breached by the Lessor, the Lessee will be entitled to cancel the Contract immediately without being obligated to payment of the balance of the rent and the Lessor will return the sureties given to him in pursuance of this Agreement, to the Lessee.

      24.5 Any obligation that is placed in pursuance of this Contract on any of the parties (hereafter: the "OBLIGATED PARTY") and that is not fulfilled on the date specified for its fulfillment, the party that is not the Obligated Party (the "COMPLYING PARTY") may but is not obliged to fulfill all or part of the obligation, instead of the Obligated Party, provided that the Complying Party first gives notice in writing of 7 (seven) days to the Obligated Party, to fulfill the obligation. The Obligated Party will refund all expenses to the Complying Party in connection with the fulfillment of the obligation immediately on its demand, including linkage differentials and interest on arrears as specified above in clause 7.3.

            For purposes of the sub-clause  "Fulfillment of an Obligation" means
            - including taking an action or making a monetary payment.

      24.6 Any relief or right that is conferred on a party to this Contract in connection with breach of the Contract by the other party, is intended to supplement any other relief that is conferred on that party, whether in pursuance of this Contract or in law and does not derogate therefrom. The parties declare that their intention in this Contract is to allow any party to act, in any event of a breach, to exercise in the event of a breach, the maximum relief conferred in law or in the Contract and correspondingly, cumulatively or alternatively, all at the discretion of that party and as long as not expressly stated otherwise in the Contract.

      24.7 If the Lessee does not keep the Rented Premises in good condition and/or does not repair whatever needs repair in the Rented Premises for which the Lessee is liable in pursuance of this Contract and/or does not return the Rented Premises to the Lessor at the end of the Period of the Tenancy in pursuance of this Contract, in good condition and in good repair as stated in this Contract (including clause 17.1 ) and/or if any damage is caused to the Rented Premises for which the Lessee is liable during the Period of the Tenancy that was not repaired by the Lessee; then in addition to any other right that the Lessor has in any such event in accordance with the provisions of this Contract and/or in law, the Lessor may carry out any repair and/or take any action that the Lessor deems to be appropriate to repair the damage and/or to restore the Rented Premises to their former condition at the expense of the Lessee, providing that the Lessee is given a warning and/or notification of 7 days to repair the breach with an indication of the estimated amount of the repair or the expense or the damage, if it is possible to estimate them in advance.

      24.8 The Lessee hereby undertakes to pay the Lessor immediately on his demand and against presentation of receipts, all the payments that the Lessor has incurred for the actions that he took in pursuance of clause 24.7 above. The Lessor's receipts in the matter of the above expenses will constitute absolute proof of their accuracy and the Lessee undertakes to pay the Lessor for the invoices that are submitted to him by the Lessor immediately they are submitted. If the actions were taken by the Management Company, the Lessee will pay the amounts to the Management Company as stated in the Management Contract.

      24.9 In any event of cancellation of this Contract because of its breach by a party thereto, the other party will be entitled to any other or additional remedy available to that party in law for the breach, including relief of compensation, restitution, an injunction, a mandatory injunction and a declarative injunction.

      24.10 The Lessee may not offset any sum whatsoever from the amounts that he is to pay to the Lessor or to third parties, in pursuance of the provisions of this Agreement or the Management Contract.

25.   MISCELLANEOUS

      25.1 This Contract exhausts all the accords, stipulations, declarations and legal relations between the parties and no proposal, summary, understanding, representation or promise that was made or given prior to the signing of this Contract or at the time that it was signed, by either party to the other, whether made in writing or orally, whether explicit or implicit will be valid unless as stated in this Contract.

      25.2 No alteration, addition or derogation from the Contract will be valid after the date of its signature unless made in writing and signed by the parties.

      25.3  The costs of stamping this Contract will be paid by the Lessee.

      25.4 An omission, suspension or waiver by either party to the other in the exercise of any of that party's rights in pursuance of the provisions of this Contract and/or in law, will not be deemed to be a waiver, hindrance, accord or acknowledgement by that party and the party is empowered to exercise its rights in pursuance of this Contract and/or in law, whenever the party so wishes, without being prevented from doing so.

      25.5 A waiver or extension that was granted by one party to another in a specific instance will not constitute a precedent in another instance. For purposes of this Contract, no waiver or extension will be valid unless given in writing.

      25.6 In the event that the term "Lessee" relates to more than one person (or body), all the individuals of the purchaser are liable jointly and severally for the performance stated in this Contract.

      25.7 Exclusive jurisdiction in any matter that is connected with this Contract or that is derived therefrom will be vested solely in the competent Court in Tel Aviv - Jaffa.

      25.8 The addresses of the parties for the purpose of this Contract are as follows:

            The Lessor - c/o Israelom Assets Ltd. of Dizengoff Street 253, Tel Aviv. The Lessee - during the Period of the Tenancy at the Rented Premises and, other than during the Period of the Tenancy, c/o Tultzinski Stern, Law Offices at the address prescribed in the Preamble to this Agreement.

      25.9 Notices in pursuance of this Contract will be given in writing and sent by registered mail or delivered by hand to the address stated in clause 25.9 above. A notice that is sent by registered mail will be deemed to have reached its destination within 72 hours of the time of its delivery for dispatch as stated, with confirmation from the Post Office and a notice that is delivered by hand will be deemed to have reached its destination at the time of its delivery by hand as aforesaid. On transmission of notices by facsimile according to the above fax numbers, the notice will be deemed to have been received as though received on transmission during normal workings hours and on receipt of normal transmission from the transmitting appliance.

            AND IN WITNESS WHEREOF THE PARTIES HAVE SET THEIR HANDS:


/s/ Authorized signatore                       /s/ Yaffa Beck
------------------------------------           ---------------------------------
            The Lessor                                    The Lessee

Lawyer's Verification
I, Michal Mastay, Adv. who act as lawyer to BRAINSTORM CELLULAR THERAPY LTD. (hereafter: the "COMPANY") hereby certify that the signatories to this Lease Agreement and its Appendices are authorized to sign in the name of the Company and that their signature together with the seal of the Company, obligates the Company to all intents and purposes.


                                       /s/ Michal Mastay
                                       -----------------------------------------
                                       Michal Mastay, Adv.

                              MANAGEMENT AGREEMENT

                DATED THE FIRST DAY OF THE MONTH OF DECEMBER 2004

BETWEEN:               _________________________ LTD.
                       care of K.M.T. 'A' and 'B'
                       of Dizengoff Street 253, Te; Aviv
                       (hereafter: the "Management Company") of the First Part;
                                                             ------------------

AND BETWEEN:           1.    BRAINSTORM TERAPIA TA'IT BM
                             [In English: Brainstorm Cell Therapeutics Ltd.]

                             (hereafter: the "LESSEE")of the Other Part;

IT IS THEREFORE AGREED, DECLARED AND STIPULATED BETWEEN THE PARTIES AS FOLLOWS:

1.    DEFINITIONS

      In this Contract the following terms will be attributed with the meaning given beside them unless expressly stated otherwise.

      "THE MANAGEMENT COMPANY" - means - the management company or any person, company or other legal body as specified by the management company from time to time in writing, in pursuance of the provisions of this Agreement.

      "THE BUILDING" means - as defined in the Lease Agreement.

      "THE LESSEE" means - whoever has taken a lease or undertaken to take a lease on a property in the Building whether he is in de facto possession of the property or whether he has let it to others or permitted others to use it, or whether he is not in de facto possession of the property.

      "THE LEASE AGREEMENT" means - the Contract dated December 1, 2004 between the Lessee and the Lessor in pursuance of which the Lessor grants a lease of the Rented Premises to the Lessee.

      "THE PROPERTY" OR "THE RENTED PREMISES" means - the Rented Premises as defined in the Lease Agreement.

      "THE  PUBLIC  AREAS  OF THE  BUILDING"  means  - as  meant  in  the  Lease
      Agreement.

      "THE  FACILITIES"   means  -   air-conditioning   facilities,   elevators,
      electricity, plumbing, lighting, water, sewage, drains and other facilities and parts of the Building that are intended for use of the tenants and/or occupants of the Building, whether directly or indirectly.

      "THE SERVICES" - means - the operation, repair and maintenance of the Public Areas of the Kiryat Arieh Science and Technology District project and of the Building and of the Facilities, including the air conditioning facilities as well as cleaning outside the Rented Premises, maintenance and supervision during the accepted hours of operation (07:00 - 19:00) and other services that in the opinion of the Management Company are necessary for the proper operation of the Building.

      "MANAGEMENT AND PERFORMANCE OF THE SERVICES" means - any action performed by the Management Company for the management or performance of the services.

      "YEAR"  means - the year from January 1st.  until the  following  December
      31st.

      "THE LESSOR" means - Kiryat Hameida v'Technologia 'A' Petah Tikvah BM, [In
      English: Petah Tikvah Science and Technology District 'A' Ltd.], Kiryat Hameida v'Technologia 'B' Petah Tivkah BM, [In English: Petah Tikvah Science and Technology District 'B' Ltd.], Atzma v'Shut. L'Hashkaot Maccabim BM, [In English: Atzma and Partners Maccabim Investments Ltd.].

2.    MANAGEMENT AND PERFORMANCE OF THE SERVICES

      The Management Company accepts the responsibility for management and performance of the services and the Lessee agrees to this and delivers exclusive management and performance to the Management Company in accordance with the provisions specified in this Contract. The Management Company declares that there is no legal and/or contractual and/or other impediment to it entering into this Agreement.

3.    PERIOD

      3.1 The Period of this Contract will commence on the date on which the Lessee receives possession of the Property but no later than April 1, 2005, whichever date is the earlier.

      3.2 The Contract will remain in force throughout the Period of the Lease including the Option Period if this is exercised.

4.    REGULATIONS AND PROVISIONS

      The Management Company may determine,  from time to time,  regulations and provisions in any matter that is involved in the management and performance of the services and may alter them in as far as it deems appropriate. These regulations and provisions will not be inconsistent with the provisions of this Contract and will not prejudice the reasonable use and reasonable options for the Lessee's use of the Property.

5.    THE UNDERTAKINGS OF THE MANAGEMENT COMPANY

      The Management Company hereby undertakes:

      5.1 To perform and manage the services faithfully, to a proper standard, efficiently and at reasonable market prices.

      5.2 To set up and maintain an office in which the operations for the management and performance of the services will be organized, to which the Lessee may apply with requests and inquiries that are derived from the management and performance of the services and the activities of the Management Company.

      5.3 To organize, maintain and hire employees and/or contractors to carry out the work involved in the management and performance of the services as well as to manage and perform all or part of the services by means of contractors, sub-contractors or in any other manner as determined by the Management Company.

6.    INSURANCE

      6.1 Without derogating from the Lessee's legal liability, the Management Company will insure the Building (excluding the contents of the Property and excluding any additions to the Property that were made by and/or for the Lessee), as well as the public areas in the Building at their full value against the following risks: fire, earthquake, explosion, flood, storm and tempest and any other risk as is required in the opinion of the Management Company. The said insurance will contain a clause concerning the insurer's waiver of the right of subrogation vis-a-vis the tenants.

      6.2 The sums insured and the deductibles will be determined by the Management Company in a reasonable manner and the purchaser agrees to these sums and agrees to be responsible for the premiums for the insurance policies that the Management Company effects in pursuance of this clause pro rata to the area of the Property in relation to the Building. These sums will be included in the management fees as defined in clause 8.1. below.

      6.3 In any event of damage to the Property, the purchaser undertakes to act in accord and in cooperation with the insurance assessor.

      6.4 The Management Company will allow a purchaser to study the aforesaid policies within 30 days of the date of inception of the insurance.

      6.5 The insurance policies that are to be effected by the Management Company are in addition to and without derogating from the insurance effected by the Lessee in accordance with the provisions of clause 18 of the Lease Agreement.

7.    THE UNDERTAKINGS OF THE LESSEE

      The Lessee hereby undertakes:

      7.1 To be in contact and to act only through the Management Company in all matters that concern the management and performance of services in pursuance of this Contract.

      7.2 To refrain from taking, whether independently or through others, any action or care that has been delivered exclusively in pursuance of this Contract, to the Management Company unless before taking such action or care, the Management Company given consented to this in writing.

      7.3 That the Lessee and the persons subordinate to the Lessee and his successors or those acting on his behalf will cooperate with the Management Company and will assist it in all cases in which such cooperation or assistance is required, for the regular and good order of the management and performance of the services, and that the Lessee will comply with all his undertakings that derive, either directly or indirectly, from this Contract.

      7.4 To permit the Management Company and its representatives to enter the Property at a reasonable hour to carry out operations that are connected with the management and performance of the services, whether such work is for the Lessee himself or for other lessees.

      7.5 To agree to the fact that this Contract will be registered at the Land Registry Bureau or by entering a caveat as to its existence and is binding.

8.    THE CONSIDERATION

      8.1 The Lessee will pay the Management Company each quarter together with the rent, with linkage differentials to the Index added to the base rent as defined in this Contract to the date of each de facto payment, the sum of NIS 3,487 (three thousand, four hundred and eighty seven) for each month with the addition of linkage differentials to the Index in pursuance of the provisions of the Lease Agreement and with the addition of value added tax (hereafter: the "Management Fees"). It is made clear that the Management Fees have been calculated after a deduction that are derived from the fact that the air-conditioning in the Rented Premises will be effected by the Lessee and not by the Lessor or by the Management Company.

      8.2 The Management Company may raise the amount of the Management Fees as stated above, once in every 24 months, on each occasion at a real rate (with the addition of linkage) of not more than 10% at the absolute and sole discretion of the Management Company.

      8.3 The Lessee will be responsible for expenses that are derived from the management and performance of services that are not included in the services in pursuance of this Agreement and that are intended solely for the Lessee and at his request. In order to dispel any doubt, it is made clear that the provision of air-conditioning services to the Rented Premises beyond the accepted hours of operation (07:00 - 19:00) is a special service for which the Lessee will be responsible separately from the Management Fees.

9.    BREACHES

      9.1 If the Lessee is in arrears in any payment whatsoever, arrears that are in excess of 21 or more business days in respect of two payments in any year that are due from the Lessee to the Management Company in pursuance of this Contract or if the Lessee breaches a principal clause of this Contract and does not repair the breach within a reasonable time of the date of notice from the Management Company, the Management Company is entitled, without derogating from its right to any other legal relief, and as it elects:

            9.1.1 To  completely  or  partially  terminate  the  management  and performance of the services provided to the owner and -

            9.1.2 To collect  interest  ob any sum that is in  arrears  from the date on which the payment was to have been made until the de facto date of payment, from the Lessee, in the amount of excess interest customary at the time on current drawing accounts at the Bank Leumi l'Israel Ltd.

      9.2 All the expenses and payments that apply to the Management Company or that are expended by the Management Company as a result of a breach of this Contract on the part of the Lessee or that may be required to take steps against the Lessee as the result of such breach, will be paid by the Lessee immediately on the demand of the Management Company.

      9.3 The Lessee's refusal or unwillingness to receive any service whatsoever or his wish to discontinue the management and performance of the services n respect of the Property, will not release him from the obligation to participate in the expenses for management and performance of the services in pursuance of the terms of this Contract, other than in the event of a fundamental breach of this Agreement on the part of the Management Company,

      9.4 The provisions of this clause will not prejudice the rights of the parties to any relief whatsoever in pursuance of the Contracts (Remedies for Breach of Contract) Law, 5731 - 1970 or in any other law.

      9.5 The provisions of clause 5 above in this Agreement are the principal and fundamental terms of this Agreement and their breach or the breach of any of the terms on the part of the Management Company will constitute a fundamental breach of this Agreement providing that the Management Company is given notice in writing of the breach and if was not repaired by the Management Company within 14 days of the date of its receipt.

10.   CHARGES IN THE EVENT OF LEASING

      Without derogating from the provisions of clauses 19 and 20 of the Lease Agreement and without the aforesaid being deemed to permit the Lessee to transfer and/or to assign and/or to lease the Rented Premises of any part thereof to another, the following provisions will apply in the event of leasing and/or transfer of rights to another:

      10.1 Leasing or giving license to use the business house to another will not release the Lessee from his obligations in pursuance of this Contract and the Lessee is obligated to ensure the collection of the appropriate amounts from the lessee or from the licensee.

      10.2 Without derogating from that stated in clause 10.1, the Lessee undertakes that soon after he leases his business house or any part thereof or soon after granting any other license to use it, he will inform the Management Company of the fact and will ensure that the lessee or the licensee will sign a suitable management contract with the Management Company.

      10.3 The Management Company, at its absolute discretion, may take steps to collect the amounts due to the Management Company in pursuance of this Contract or in pursuance of the contract that will be signed with the lessee or the licensee or in pursuance of both, providing only that it does not collect the same amount twice.

11.   TRANSFER OF THE ADMINISTRATION TO ANOTHER COMPANY

      If the Management Company should decide to transfer administration of the management and performance services in the Building and anything connected therewith including all its rights and obligations in pursuance of this Contract to another management company or to any other legal body, whether existing or whether it is founded for this purpose, it will be obligated to obtain from the new management company or from the body that is designated for the purpose, before the transfer, a letter of undertaking to the Lessee according to which the new management company or the said body will accept full responsibility for the undertakings of the Management Company in pursuance of this Contract. A copy of this letter of undertaking will be forwarded to the Lessee. The new management company will manage the building in a separate management unit and with a separate accounting system. The Management Company will continue to be obligated vis-a-vis the Lessee in pursuance of this Agreement.

12.   STAMP DUTY

      The Lessee undertakes to be responsible for the legally due costs of stamping this Agreement.

13.   MISCELLANEOUS PROVISIONS

      13.1  This Contract  contains in full all that agreed between the parties,
            all  the  understandings,   accords,  obligations  and  stipulations
            between the parties.

      13.2 Any alteration, amendment or addition to this Contract will be made in writing; otherwise they shall not be valid.

      13.3 All previous contracts, accords and obligations between the parties are hereby made null and void.

      13.4 A waiver by one of the parties or a breach or failure to comply of the other party, or overlooking any such breach or failure to comply will not prevent the subsequent enforcement of that stipulation or obligation or a claim in respect thereof and will not be deemed to be a waiver of other breaches.

      13.5 This Contract will bind the Lessee and will continue to be binding on him if he should lease the Property or license another to use it, or if he does not use it, whether the lessee or the user has also signed a management contract or not. However the Company will not collect any payment from the lessee or from the occupant that has been made by the Lessee of that Property.

      13.6 The Lessee may not offset any amount whatsoever from the amounts that the Lessee is obligated to pay to the Management Company.

      13.7 The headings of the clauses in this Contract are intended for convenience only and no use should be made of them in interpreting the Contract.

14.   ADDRESSES

      14.1 The parties hereby specify that their addresses for receipt of notice as a result of this Contract are as follows.

            The Lessor - c/o Israelom Assets Ltd. of Dizengoff Street 253, Tel Aviv. The Lessee - during the Period of the Tenancy at the Rented Premises and, other than during the Period of the Tenancy, c/o Tultzinski Stern, Law Offices at the address prescribed in the Preamble to this Agreement.

      14.2 At the property or at any other address in Israel of which the Management Company will be informed at the address in this clause.

      14.3 Any notice in pursuance or as a result of this Contract will be delivered physically to the aforesaid addresses or will be sent by registered mail to that address. If sent by registered mail, it will be deemed to have been received 72 hours after it was delivered to the Post Office, and if delivered physically, it will be deemed to have been received at the time that it was delivered or placed at that address.

              AND IT WITNESS WHEREOF, WE HAVE SET OUR HANDS IN THE
                     PLACE AND ON THE DATE PRESCRIBED ABOVE:

/s/ /s/ Authorized signatore                          /s/ Yaffa Beck
-------------------------------------------          ---------------------------
          The Management Company                             The Lessee

                                   APPENDIX II
                                  SPECIAL TERMS

An Appendix to the Contract (hereafter: the "Contract") dated the 1st day of December in the year 2004 between KIRYAT HAMEIDA V'TECHNOLOGIA 'A' PETAH TIKVAH BM, [In English: Petah Tikvah Science and Technology District 'A' Ltd.],KIRYAT HAMEIDA V'TECHNOLOGIA 'B' PETAH TIVKAH BM, [In English: Petah Tikvah Science and Technology District 'B' Ltd.] ATZMA V'SHUT. L'HASHKAOT MACCABIM [In English:
Atzma and Partners Maccabim Investments Ltd.] (hereafter: jointly and severally: the "Lessor") and between BRAINSTORM TERAPIA TA'IT BM [In English: Brainstorm Cellular Therapy Ltd.] (hereafter: the "Lessee")

1.    THE PURPOSES OF THE TENANCY

      The purposes of the tenancy in pursuance of this Contract are to conduct a research and development business, to manufacture and market products and services in the field of medical biotechnology only.

2.    THE PERIOD OF THE TENANCY

      The period of the Tenancy in pursuance of this Contract is for 36 (thirty six) months.

3.    THE OPTION PERIOD

      3.1 The Option Period in pursuance of this Contract is for 24 (twenty four) months (the "First Option").

      3.2 The Lessee has the right to a further Option Period (the "Second Option") of 36 months that shall begin on the termination of the First Option. The rent and method of payment.

      3.3 The Base Index will be the index published on November 15, 2004, that is, the index for the month of October and it is 100.6 points according to the base of 2002.

      3.4 The rent for each month of the Period of the Tenancy in the first year will be a sum of NIS 17,965 (seventeen thousand, nine hundred and sixty five new shekels) (hereafter the "BASIC RENT FOR THE FIRST Year")and linkage differentials will be added to the Basic Rent for the First Year as defined in the Contract up until the date of each actual payment (the Basic Rent for the First Year with the addition of linkage differentials will be called hereafter: the "RENT FOR THE FIRST YEAR").

      3.5 The rent for each month of the Period of the Tenancy in the second year will be a sum of NIS 19,527 (nineteen thousand, five hundred and twenty seven new shekels) (hereafter the "BASIC RENT FOR THE SECOND Year")and linkage differentials will be added to the Basic Rent for the Second Year as defined in the Contract up until the date of each actual payment (the Basic Rent for the Second Year with the addition of linkage differentials will be called hereafter: the "RENT FOR THE SECOND YEAR").

      3.6 The Basic Rent for the period of the First Option will be NIS 22,317 (twenty two thousand three hundred and seventeen new shekels). Linkage differentials as defined in the Contract will be added to the Rent for the Option Period.

      3.7 The Basic Rent for the period of the Second Option will be NIS 23,712 (twenty three thousand seven hundred and twelve new shekels). Linkage differentials as defined in the Contract will be added to the Rent for the Second Option Period.

      3.8 Every payment of rent, parking fees and management fees will be fully linked to the Index so that if the known Index has risen compared to the Base Index, the amount of the rent will be raised by an amount that is fully equal to the rise in the Index. If it is evident that the known Index is lower than the Base Index, then the calculation and/or the payment will be made without any deduction whatsoever because of the decrease of the known Index.

      3.9 The rent, the parking fees and management fees will be paid by bank transfer, by check drawn to the order of the Lessor or by standing order, once every three months (hereafter: "QUARTER") in advance on the first business day at the start of the Quarter for that Quarter,

            "Business Day" for purposes of this sub-clause - any day of which most banks are open for business in Israel.

      3.10 Before December 15, 2004, the Lessee will pay the Lessor an amount that is the equivalent of four months rent. The aforesaid amount will be deemed to be payment for the first three months of the Period of the Tenancy and for the last month of the Period of the Tenancy. Payment of this amount before December 15, 2004 is a principal condition of this Contract.

      3.11 In order to dispel any doubt, it is hereby made clear that delivery of any check or the Lessee's signature on any standing order will not constitute payment of the rent and only its de facto redemption on the date prescribed in the check together with linkage differentials to the Index as stated below in sub-clause 4.4 will be deemed to be receipt of the consideration and payment of the rent at the rate and in the amount actually paid.

      3.12 In addition to the rent, value added tax in connection with the rent and all other payments in pursuance of this Contract will apply to and be paid by the Lessor, at the rate in force on the date of de facto payment of the rent, and will be paid by the Lessee to the Lessor together with the rent and will be added to the payment thereof. The Lessor will issue the Lessee with a legally valid tax invoice for each payment of rent as aforesaid.

      3.13 The Lessor may determine that and the Lessee agrees to the fact that the rent or any part thereof in as much as the Lessor so determines, will be paid directly to the bank account, details of which will be communicated to the Lessee. These provisions will be irrevocable in as much as the rights of third parties may be dependent thereon.

4.    THE MANAGEMENT FEES

      In addition to the rent, throughout the Period of the Tenancy and (as is relevant) the Option Period, if exercised, the Lessee will pay Management Fees to the Management Company in accordance with and subject to the terms and provisions of the Management Contract (Appendix IV to the Contract).

5.    PARKING

      5.1 Throughout the entire Period of the Tenancy and the Option Period, if realized, as may be relevant and subject to compliance with the terms of the Contract, the Lessee will be entitled to receive from the Lessor a right to use parking places (in addition to the 5 underground parking places that are included in the Rented Premises) in the parking basement of the Building and/or in the parking areas within the boundaries of the Land, subject to finding available parking places in the possession of the Lessor at the time of the Lessee's request, on the part of the Lessor and in consideration of NIS 220 per month for each (one) parking place, together with linkage differentials as defined in the Contract and with the addition of value added tax (hereafter: the "PARKING FEES").

      5.2 The Parking Fees will be paid to the Lessor each quarter together with the rent and, mutatis mutandis, all the provisions of this Contract that refer to the Tenancy of the Rented Premises and payment of the Parking Fees will apply.

      5.3 Parking will be in accordance with the instructions to be given by the Lessor and/or the Management Company and/or the Manager of the Parking Area.

      5.4 Entry of a vehicle to the Parking Area will be regulated on the basis of means of identification such as : parking tags that will be attached to the windscreen of the vehicle and/or by means of an identification card and/or by means of a magnetic card that will be issued to the user and/or in any other manner that the Management Company deems to be appropriate. The right of use is contingent on the use of the means of identification in accordance with the instructions of the Lessor and/or the Management Company and/or the Manager of the Parking Area.

            The Lessee and/or the user of the Parking undertakes to return any means of identification that are issued as stated to the Management Company immediately on the conclusion of the Period of the Tenancy. Use of the parking places is intended for specific and specified vehicles details of which will be communicated in advance to the Management Company, before any parking place is used. If the Lessee asks to change the identity of a vehicle that uses a specific parking area, he is obligated to notify the Management Company of the fact at least 24 hours in advance, before using the parking place and the Management Company will issue the Lessee or the user with new means of identification for the new vehicle only against cancellation and return of the previous means of identification of the vehicle that has been replaced.

6.    USE OF THE PATIO

      It is hereby agreed that despite that stated in the Contract, if access exists from the Rented Premises to the patio that forms part of the public areas of the Building, the following provisions will apply:

      6.1 It is hereby made clear that the patio serves as lighting and decoration only.

      6.2 The Lessee may not make any use of the patio and may not place any objects whatsoever in the patio.

      6.3 The design of the patio in the part close to the Rented Premises will be the responsibility of and at the expense of the Lessee subject to and after obtaining the Lessor's approval of the plans and specifications relating to the manner of design of the patio in the part bordering the Rented Premises as aforesaid.

      6.4 The Lessee, at his own expense, will be responsible for regular cleaning of the patio on the part close to the Rented Premises including the windows of the Rented Premises that face the patio.

7.    INSURANCE

      7.1 The limits of liability in the Third Party Liability Policy, for person and property that is to be effected by the Lessee will not be less than as specified below:

      7.2 $ 500,000 (five hundred thousand US dollars) for one claimant, event and period and the deductible will not exceed $ 5,000 (five thousand US dollars).

      7.3 The limits of liability in the Employers Liability Policy that is to be effected by the Lessee will not be less than as specified below:

      7.4 $ 1,000,000 (one million US dollars) for one claimant and period. In the event that the Lessee employs more than 50 employees, the Lessee undertakes to increase the limits of liability to a sum that will not been less then 2 million US dollars for an event and for a period.

8.    SURETIES

      To guarantee the performance of all the Lessee's undertakings in pursuance of this Contract and in pursuance of the Management Contract (Appendix IV to this Contract), the Lessee will deliver to the Lessor at the time of signing this Agreement, a bank guarantee as specified below:

      8.1 The bank guarantee will be autonomous, irrevocable, index linked in the Wording of the Bank Guarantee (Appendix VI to this Contract) in the sum of NIS 135,000 (one hundred and thirty five thousand new shekels (hereafter: the "BANK GUARANTEE"). The Guarantee will be deposited with the Lessor.

      8.2 The Bank Guarantee will remain in force until 3 (three) months after the end of the Period of the Tenancy or (as is relevant) the Option Period if exercised.

      8.3 The Lessee undertakes to act to extend the force of the Bank Guarantee from time to time or to ensure its continuous existence as stated above until the date prescribed thereon. Should the Bank Guarantee not be extended as aforesaid, the Lessor may realize the Guarantee in full or partially and may do so repeatedly as necessary.

      8.4 The Lessee will bear, at his own expense, all the costs in regard to and/or that are connected with the cost of the Bank Guarantee and stamping it.

      8.5 Should the Lessee fundamentally breach this Agreement, the Lessor may realize the Guarantee to fully cover the damage as stated above, at the Lessor's discretion and without being obliged to prove his demand providing that he has given written notice to the Lessor 14 days before realizing the Guarantee and if the breach has not been repaired.

      8.6 It is explicitly agreed between the parties that exercise of the bank guarantee will not confer on the Lessee any right to the Rented Premises and will not prejudice the Lessor's right to claim and obtain from the Lessee any other, additional or alternative relief of any sort whatsoever.

9.    EFFECTING INSURANCE

      Before the Lessee's entry to the Rented Premises to carry out the work of adaptation - and as a condition for execution of this work - the Lessee will deliver to the Lessor a certificate of the relevant insurance policies for the execution of the work. Before commencement of the Tenancy, the Lessee will deliver a certificate for all the insurance policies prescribed in this Agreement according to Appendix V. Requests for changes in Appendix V will be forwarded by the Lessee to the Insurance Advisor of the Lessor and he will not refuse these requests, other than on reasonable grounds.

            AND IN WITNESS WHEREOF THE PARTIES HAVE SET THEIR HANDS:

/s/ Authorized signatore                                      /s/ Yaffa Beck
------------------------------------                         -------------------
            The Lessor                                           The Lessee